UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2022

Kensington Capital Acquisition Corp. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41314	98-1591811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one Class 2 redeemable warrant	KCAC.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	KCAC	The New York Stock Exchange
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.WS	The New York Stock Exchange
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.WS	The New York Stock Exchange
New units, each consisting of one Class A ordinary share, $0.0001 par value and one Class 2 redeemable warrant	KCA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on May 11, 2022, Kensington Capital Acquisition Corp. IV, a Cayman Islands exempted company incorporated with limited liability (“Kensington”), Kensington Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Kensington, and Amprius Technologies, Inc., a Delaware corporation (“Amprius”), entered in to a business combination agreement (the “Business Combination Agreement”) pursuant to which, among other things, Kensington and Amprius will enter into a business combination (together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Capitalized terms used but not defined herein have the meanings assigned to them in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022 for the solicitation of proxies in connection with the extraordinary general meeting of Kensington’s shareholders to vote on, among other things, the Business Combination.

Effective as of September 7, 2022, Kensington entered into separate subscription agreements (each, a “Subscription Agreement”) with a number of investors (each, a “Subscriber”), pursuant to which the Subscribers agreed to purchase, and Kensington agreed to issue to the Subscribers, an aggregate of 1,337,500 PIPE Units at a price of $10.00 per PIPE Unit (such transaction, the “PIPE”). Each “PIPE Unit” consists of (i) one share of common stock of Kensington after its Domestication (“New Amprius Common Stock”), and (ii) one warrant (each, a “PIPE Warrant”) to purchase one share of New Amprius Common Stock. The terms of the PIPE Warrants will be governed by a warrant agreement to be entered into at the closing of the Business Combination (the “Closing”) between New Amprius and Continental Stock Transfer & Trust Company, as warrant agent (the “PIPE Warrant Agreement”). The PIPE Warrants will be substantially identical to the existing Kensington public warrants, except that the exercise price of each PIPE Warrant will be $12.50 per share (instead of $11.50 per share, which is the exercise price for the existing Kensington public warrants) and the average sales price of the New Amprius Common Stock will need to exceed $20.00 per share (instead of $18.00 per share for the existing Kensington public warrants) for Kensington to be able to redeem the PIPE Warrants. The PIPE Warrants will also not be listed on any securities exchange.

Certain officers and directors of Kensington and other members of the Sponsor and their respective affiliates have subscribed for an aggregate of 1,000,000 PIPE Units pursuant to the Subscription Agreements. Certain persons and entities that have previously invested in an affiliate of Amprius, including persons who serve on the board of Amprius and will serve on the New Amprius Board, or their respective affiliates have subscribed for an aggregate of 337,500 PIPE Units. The PIPE Units will not be subject to the lock-up restrictions contained in the Proposed Bylaws of New Amprius.

The closing of the sale of the PIPE Units pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. The purpose of the PIPE is to raise additional capital for use by the combined company following the closing of the Business Combination. Amounts received pursuant to the PIPE Subscription Agreements are expected to be used to offset potential redemptions of Kensington Class A ordinary shares in connection with the Business Combination, and such amounts may be used by Kensington to satisfy the Minimum Cash Condition.

Pursuant to the Subscription Agreements, Kensington agreed, among other things, that, within 30 calendar days after the consummation of the Business Combination, Kensington will file with the SEC, at Kensington’s sole cost and expense, a registration statement registering the resale of the New Amprius Common Stock to be issued in the PIPE and issuable upon exercise of the PIPE Warrants (the “Resale Registration Statement”), and Kensington will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements and the PIPE Warrants is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, the form of the PIPE Warrant Agreement and the form of the PIPE Warrant certificate, copies of which are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Kensington that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On September 7, 2022, Kensington and Amprius issued a joint press release announcing that they have determined the exchange ratio to be approximately 1.45590 (the “Exchange Ratio”) as of the anticipated date for Closing in accordance with the terms of the Business Combination Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information provided in this Item 7.01, including the exhibit incorporated herein by reference, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

On September 7, 2022, Kensington and Amprius announced that they have determined the Exchange Ratio.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, at the Closing, (1) each outstanding share of Amprius’ common stock will be cancelled and automatically converted into the right to receive approximately 1.45590 shares of New Amprius Common Stock, par value $0.0001 per share, with each holder’s shares rounded down to the nearest whole number and (2) each outstanding option to purchase shares of Amprius’ common stock, whether vested or unvested, will be cancelled and automatically converted into an option to purchase a number of shares of New Amprius Common Stock equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Amprius common stock subject to the option immediately prior to Closing, multiplied by (ii) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such option immediately prior to Closing divided by (B) the Exchange Ratio.

The Exchange Ratio as of the anticipated date for Closing is lower than the assumed exchange ratio calculated in accordance with the Business Combination Agreement that was set out in the Proxy Statement/Prospectus.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, including Kensington’s or Amprius’ or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing and terms of the Business Combination, including the final Exchange Ratio, and the sale of the PIPE Units pursuant to the Subscription Agreements. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Amprius’ and Kensington’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Kensington. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the equity holders of Amprius or Kensington is not obtained; failure to realize the anticipated benefits of the Business Combination; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; delays in construction and operation of production facilities; the amount of redemption requests made by Kensington’s public equity holders; and the ability of Kensington or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Kensington’s periodic filings with the SEC, including Kensington’s final prospectus for its initial public offering filed with the SEC on March 2, 2022 and the Registration Statement (as defined below) filed in connection with the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Kensington presently know or that Amprius and Kensington currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Kensington’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Amprius and Kensington anticipate that subsequent events and developments will cause Amprius’ and Kensington’s assessments to change. However, while Amprius and Kensington may elect to update these forward-looking statements at some point in the future, Amprius and Kensington specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Kensington’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Kensington, nor any of their respective affiliates have any obligation to update this Current Report on Form 8-K other than as required by law.

IMPORTANT INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K relates to the proposed transaction involving Kensington and Amprius. A full description of the terms of the transaction is provided in the registration statement on Form S-4 (File No. 333-265740) (as amended, the “Registration Statement”), filed with the SEC by Kensington. The Registration Statement includes a prospectus with respect to the combined company’s securities to be issued in connection with the Business Combination and a preliminary proxy statement with respect to the shareholder meeting of Kensington to vote on the Business Combination. Kensington also plans to file other documents and relevant materials with the SEC regarding the Business Combination. The Registration Statement was declared effective by the SEC, and Kensington commenced mailing, on September 1, 2022, the Proxy Statement/Prospectus to the shareholders of Kensington as of the record date established for voting on the Business Combination. SECURITY HOLDERS OF AMPRIUS AND KENSINGTON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE BUSINESS COMBINATION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Shareholders are able to obtain free copies of the Proxy Statement/Prospectus and other documents containing important information about Amprius and Kensington filed with the SEC through the website maintained by the SEC at http://www.sec.gov. The information contained on, or that may be accessed through the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

PARTICIPANTS IN THE SOLICITATION

Kensington and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Kensington in connection with the Business Combination. Amprius and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Kensington’s executive officers and directors in the solicitation by reading Kensington’s final prospectus filed with the SEC on March 2, 2022, the Proxy Statement/Prospectus and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information concerning the interests of Kensington’s participants in the solicitation, which may, in some cases, be different from those of Kensington’s shareholders generally, is set forth in the Proxy Statement/Prospectus.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or constitute a solicitation of any vote or approval in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Kensington, Amprius or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

4.1	Form of PIPE Warrant Agreement.

4.2	Form of PIPE Warrant Certificate (included in Exhibit 4.1).

10.1	Form of Subscription Agreement.

99.1	Press Release, dated September 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 7, 2022

KENSINGTON CAPITAL ACQUISITION CORP. IV

By:	/s/ Daniel Huber
Name:	Daniel Huber
Title:	Chief Financial Officer